Segall Bryant & Hamill Trust

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

March 31, 2025

Dear Shareholders:

The enclosed Proxy Statement discusses the proposal to be voted upon by shareholders of each of the following funds (each a “Fund” and collectively, the “Funds”), each a series of the Segall Bryant & Hamill Trust (the “Trust”), at a special meeting to be held on May 30, 2025:

Segall Bryant & Hamill All Cap Fund

Segall Bryant & Hamill Colorado Tax Free Fund

Segall Bryant & Hamill Emerging Markets Fund

Segall Bryant & Hamill Global All Cap Fund

Segall Bryant & Hamill International Equity Fund

Segall Bryant & Hamill International Small Cap Fund

Segall Bryant & Hamill Municipal Opportunities Fund

Segall Bryant & Hamill Plus Bond Fund

Segall Bryant & Hamill Quality High Yield Fund

Segall Bryant & Hamill Select Equity ETF

Segall Bryant & Hamill Short Term Plus Fund

Segall Bryant & Hamill Small Cap Core Fund

Segall Bryant & Hamill Small Cap Growth Fund

Segall Bryant & Hamill Small Cap Value Fund

Barrett Growth Fund

Barrett Opportunity Fund

We will hold the special meeting in the offices of Ultimus Fund Solutions (“Ultimus”), the co-administrator to each Fund, at 2 Easton Oval, Suite 300, Columbus, Ohio 43219. The special meeting will be held at 1:00 p.m. Eastern Time (the “Meeting”).

The purpose of the meeting is to ask shareholders of each Fund to approve a new investment advisory agreement (“New Agreement”) between Segall Bryant & Hamill LLC (“SBH”) and the Trust, on behalf of such Fund so that SBH can continue to serve as the investment adviser to that Fund. The investment objectives and strategies for each Fund will not change as a result of the approval of the New Agreement. Additionally, the fees to be charged under the New Agreement are identical to the fees charged under the current investment advisory agreement (“Current Agreement”).

Please review the Proxy Statement and cast your vote on the proposal. After consideration of the proposal, the Board of Trustees of the Trust (the “Board of Trustees”) has unanimously approved the proposal. The Board of Trustees recommends that you vote FOR the proposal.

THE BOARD OF TRUSTEES OF THE TRUST HAS APPROVED, AND
UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Your vote is important no matter how many shares you own. The enclosed materials explain the proposal in detail, and we encourage you to review the materials. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If you have any questions about the proposal or the voting instructions, you may call Okapi Partners, LLC, our proxy solicitation firm, at 1-844-343-2625.

Very truly yours,
/s/ Janice M. Teague
Janice M. Teague
Chair of Segall Bryant & Hamill Trust

SEGALL BRYANT & HAMILL TRUST

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To Be Held On

May 30, 2025

2 Easton Oval, Suite 300

Columbus, Ohio 43219

To the Shareholders:

NOTICE IS HEREBY GIVEN that the Board of Trustees of the Segall Bryant & Hamill Trust, an open-end management investment company organized as a Massachusetts business trust, has called a special meeting of the shareholders of each of the following funds (each a “Fund” and collectively, the “Funds”), to be held on May 30, 2025:

Segall Bryant & Hamill All Cap Fund

Segall Bryant & Hamill Colorado Tax Free Fund

Segall Bryant & Hamill Emerging Markets Fund

Segall Bryant & Hamill Global All Cap Fund

Segall Bryant & Hamill International Equity Fund

Segall Bryant & Hamill International Small Cap Fund

Segall Bryant & Hamill Municipal Opportunities Fund

Segall Bryant & Hamill Plus Bond Fund

Segall Bryant & Hamill Quality High Yield Fund

Segall Bryant & Hamill Select Equity ETF Fund

Segall Bryant & Hamill Short Term Plus Fund

Segall Bryant & Hamill Small Cap Core Fund

Segall Bryant & Hamill Small Cap Growth Fund

Segall Bryant & Hamill Small Cap Value Fund

Barrett Growth Fund

Barrett Opportunity Fund

We will hold the special meeting in the offices of Ultimus Fund Solutions (“Ultimus”), the co-administrator to each Fund, at 2 Easton Oval, Suite 300, Columbus, Ohio 43219. The special meeting will be held at 1:00 p.m. Eastern Time (the “Meeting”).

During the Meeting, the shareholders will be asked to:

Applicable Fund
Proposal: Approve a new investment advisory agreement by and between the Trust, on behalf of the relevant Fund, and Segall Bryant & Hamill LLC.	Each Fund

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Shareholders of a Fund who owned shares of a Fund as of the close of business on April 7, 2025 will receive notice of the Meeting and will be entitled to vote at the Meeting. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the applicable Fund, or at the Meeting.

Shareholders of each Fund are being asked to approve a new investment advisory agreement between Segall Bryant & Hamill LLC (“SBH”) and the Trust, on behalf of such Fund so that SBH can continue to serve as the investment adviser to that Fund. The investment objectives and strategies for each Fund will not change as a result of the approval of the New Agreement. Additionally, the fees to be charged under the New Agreement are identical to the fees charged under the Current Agreement.

YOUR VOTE IS IMPORTANT — PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to participate in the Meeting. Since it is important that your vote be represented whether or not you are able to participate, you are urged to consider these matters and to complete, date, and sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of Segall

Bryant & Hamill Trust, on behalf of the Funds

/s/ Maggie Bull

Secretary

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held

on May 30, 2025 or Any Adjournment or Postponement thereof

This Notice and the Proxy Statement are available on the internet at www.okapivote.com/SBH. On this website, you will be able to access this Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. To request a copy of this Notice, the Proxy Statement or a Form of Proxy please call 1-844-343-2625. You may also call for information on how to obtain directions to be able to participate in the Meeting. Copies of a Fund’s annual report have previously been made available to shareholders. This Proxy Statement should be read in conjunction with a Fund’s annual report. You may request a copy of the annual report by calling 1-800-392-2673. You can also obtain the Funds’ annual reports and other information by visiting the Trust’s website at www.cisbh.com/funds.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

We strongly encourage you to read the full text of the enclosed Proxy Statement. However, as a quick reference, we are also providing you the following questions and answers, which provide a brief overview of the proposal. Your vote is important.

Please note that all defined terms used, but not otherwise defined, in the following questions and answers have the meanings given to them in the Proxy Statement.

QUESTIONS AND ANSWERS

General:

Q.	Why are you sending me this information?

A.	You are receiving these proxy materials because you own shares in one or more Funds and have the right to vote on this very important proposal concerning your investment.

Q.	What am I being asked to vote on?

A.	During the Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement by and between the Trust, on behalf of the relevant Fund, and Segall Bryant & Hamill LLC.

Q.	Why am I being asked to vote on proposed New Advisory Agreements?

A.	On November 24, 2024, the ultimate parent company of SBH, CI Financial Corp. (“CI Financial”), entered into an agreement (the “Agreement”) with Accelerate Holdings Corp. (“Accelerate”), a company ultimately controlled by Mubadala Capital, whereby Accelerate will acquire CI Financial (the “Transaction”). The completion of the Transaction (the “Closing”) is expected to occur in the second calendar quarter of 2025, subject to the satisfaction of customary closing conditions, including the receipt of regulatory clearances.

Under the Investment Company Act of 1940 (the “1940 Act”), a transaction that results in a change of more than 25% of the voting interests of an investment adviser constitutes a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. The Closing will constitute a “change in control” of SBH for purposes of the 1940 Act and will cause the “assignment” and automatic termination of the Current Agreement with respect to each Fund. The 1940 Act requires that advisory agreements, such as the New Agreement, be approved by a vote of a majority of the outstanding shares of the applicable fund. Therefore, shareholders of each Fund are being asked to approve the proposed New Agreement with respect to that Fund.

Q.	How will the Transaction or the approval of a New Agreement affect me as a Fund Shareholder?

A.	The investment objectives and strategies for each Fund will not change as a result of the completion of the Transaction or the approval of the New Agreement. You will still own the same shares in your Fund. The New Agreement will not change the services provided by SBH to any Fund nor will the New Agreement change the day-to-day management of any Fund. Except for the dates of execution, effectiveness, termination, and certain grammatical changes, the New Agreement is identical to the Current Agreement. The fees to be charged under the New Agreement are identical to the fees charged under the Current Agreement.

If approved by shareholders, the New Agreement will have an initial two-year term and will be subject to annual renewal thereafter.

From May 1, 2024, until at least April 30, 2025, SBH has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses). These agreements may not be terminated or modified by SBH prior to April 30, 2025, without the approval of the Board of Trustees.

	Expense Limit after Fee Waivers and/or Reimbursements
Fund	Retail Class	Inst. Class
Segall Bryant & Hamill All Cap Fund	0.99%	0.84%
Segall Bryant & Hamill Colorado Tax Free Fund	0.65%	0.50%
Segall Bryant & Hamill Emerging Markets Fund	1.38%	1.23%
Segall Bryant & Hamill Global All Cap Fund	0.89%	0.74%
Segall Bryant & Hamill International Equity Fund	1.14%	0.99%
Segall Bryant & Hamill International Small Cap Fund	1.18%	1.03%
Segall Bryant & Hamill Municipal Opportunities Fund	0.65%	0.50%
Segall Bryant & Hamill Plus Bond Fund	0.55%	0.40%
Segall Bryant & Hamill Quality High Yield Fund	0.85%	0.70%
Segall Bryant & Hamill Short Term Plus Fund	0.49%	0.40%
Segall Bryant & Hamill Select Equity ETF	0.65%	N/A
Segall Bryant & Hamill Small Cap Core Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Growth Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Value Fund	1.14%	0.99%
Barrett Growth Fund	0.99%	N/A
Barrett Opportunity Fund	0.99%	N/A

If the New Agreement is approved by a Fund’s shareholders, that Fund will enter into a fee waiver letter agreement with SBH with the same terms as the fee waiver letter agreement currently in place, except that the new fee waiver letter agreement will take effect on May 1, 2025 and continue through April 30, 2027 with the expense limits for the SBH Emerging Markets Fund reduced to

1.14% and 0.99% for the Retail Class and Institutional Class, respectively, and the expense limits for the SBH International Equity Fund reduced to 0.89% and 0.74% for the Retail Class and Institutional Class, respectively.

Q.	Will there be any changes to each Fund’s portfolio managers?

A.	Each Fund’s portfolio managers are expected to remain the same.

Q.	Will any Fund’s name change as a result of the Transaction?

A.	If the Transaction is completed, it is anticipated that the Funds’ names and the Trust’s name will remain unchanged.

Q.	Has the Board of Trustees approved the New Agreement and how does the Board recommend that I vote?

A.	The Board unanimously approved the New Agreement at a meeting held on February 13, 2025, and recommends that you vote FOR the proposal.

Q.	Who is entitled to vote?

A.	If you owned shares of a Fund as of the close of business on April 7, 2025, you are entitled to vote with respect to the proposal for that Fund.

Q.	When and where will the Meeting be held?

A.	The Meeting will be held in the offices of Ultimus at 2 Easton Oval, Suite 300, Columbus, Ohio 43219 on May 30, 2025, beginning at 1:00 p.m. Eastern Time.

Q.	How do I vote my shares?

A.	Your vote is very important. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card;

By Internet: Access the website address printed on the enclosed proxy card; or

In Person: Attend the Meeting as described in the Proxy Statement.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call Okapi Partners, LLC, our proxy solicitation firm, toll free at 1-844-343-2625.

Q.	What vote is required to approve the Proposal?

A.	The proposal requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of that Fund present at the Meeting or represented by proxy, if holders of shares representing more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of that Fund. Each Fund will vote independently on this proposal and the vote of a Fund has no effect on the vote of any other Fund.

Q.	What happens if I sign and return my proxy card but do not mark my vote?

A.	Your proxy will be voted in favor of the proposal with respect to all of your shares in the Fund(s).

Q.	May I revoke my proxy?

A.	You may revoke your proxy at any time before it is exercised by giving written notice of your revocation to the applicable Fund, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy, and voting.

Q.	What will happen if shareholders of a Fund do not approve the New Agreement?

A.	If shareholders of a Fund do not approve the New Agreement, the New Agreement will not be in effect with respect to that Fund (in other words, the adoption of the New Agreement is not contingent on the approval by shareholders of the New Agreement with respect to each Fund), and the Board may consider all other available options, including, without limitation, liquidating such Fund.

Q.	Who will bear the costs related to this proxy solicitation?

A.	SBH has agreed to bear the costs related to this proxy solicitation.

Q.	How can I obtain a copy of a Fund’s annual or semi-annual report?

A.	If you would like to receive a copy of the latest annual or semi-annual report(s) for a Fund, please call 1-800-392-2673, or write to Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or visit www.cisbh.com/funds. The reports will be furnished free of charge.

SEGALL BRYANT & HAMILL TRUST

PROXY STATEMENT

for the Special Meeting of Shareholders

to be held on May 30, 2025

2 Easton Oval, Suite 300

Columbus, Ohio 43219

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of the Segall Bryant & Hamill Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust, on behalf of each of the below listed funds (each a “Fund” and collectively, the “Funds”), each a series of the Trust, to be used at the special meeting of shareholders (the “Shareholders”) of the Funds to be held on May 30, 2025.

Segall Bryant & Hamill All Cap Fund

Segall Bryant & Hamill Colorado Tax Free Fund

Segall Bryant & Hamill Emerging Markets Fund

Segall Bryant & Hamill Global All Cap Fund

Segall Bryant & Hamill International Equity Fund

Segall Bryant & Hamill International Small Cap Fund

Segall Bryant & Hamill Municipal Opportunities Fund

Segall Bryant & Hamill Plus Bond Fund

Segall Bryant & Hamill Quality High Yield Fund

Segall Bryant & Hamill Select Equity ETF

Segall Bryant & Hamill Short Term Plus Fund

Segall Bryant & Hamill Small Cap Core Fund

Segall Bryant & Hamill Small Cap Growth Fund

Segall Bryant & Hamill Small Cap Value Fund

Barrett Growth Fund

Barrett Opportunity Fund

We will hold the special meeting in the offices of Ultimus Fund Solutions (“Ultimus”), the co-administrator to each Fund, at 2 Easton Oval, Suite 300, Columbus, Ohio 43219 at 1:00 p.m. Eastern Time.

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Funds via the mailing on or about April XX, 2025 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview (i) by officers and Trustees of the Funds, (ii) by officers, employees and agents of the Funds’ investment adviser, Segall Bryant & Hamill LLC (“SBH”)

and/or its affiliates, (iii) by officers, employees and agents of CI US Holdings, Inc. (the “Purchaser”) and/or its affiliates, (iv) by officers, employees and agents of the Funds’ administrators, including Ultimus, and/or their affiliates; and/or (v) Okapi Partners, LLC, the Funds’ proxy solicitor. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, electronic mail or other electronic means.

During the Meeting, the relevant Shareholders will be asked to:

Applicable Fund
Proposal: Approve a new investment advisory agreement by and between the Trust on behalf of the applicable Fund, and Segall Bryant & Hamill LLC.	Each Fund

The Board has set the close of business on April 7, 2025 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on the proposal at the Meeting. The vote for the proposal will be at the Fund level, meaning that the Shareholders of all classes of a Fund will vote together.

The number of Fund shares issued and outstanding for each Fund as of the Record Date is as follows:

Mutual Funds
Fund	Retail Class	Inst. Class
Segall Bryant & Hamill (“SBH”) All Cap Fund	XXX	XXX
SBH Colorado Tax Free Fund	XXX	XXX
SBH Emerging Markets Fund	XXX	XXX
SBH Global All Cap Fund	XXX	XXX
SBH International Equity Fund	XXX	XXX
SBH International Small Cap Fund	XXX	XXX
SBH Municipal Opportunities Fund	XXX	XXX
SBH Plus Bond Fund	XXX	XXX
SBH Quality High Yield Fund	XXX	XXX
SBH Short Term Plus Fund	XXX	XXX
SBH Small Cap Core Fund	XXX	XXX
SBH Small Cap Growth Fund	XXX	XXX
SBH Small Cap Value Fund	XXX	XXX
Barrett Growth Fund	XXX	N/A
Barrett Opportunity Fund	XXX	N/A

ETF
SBH Select Equity ETF	XXX

Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

TABLE OF CONTENTS

[TO BE UPDATED]

GENERAL OVERVIEW

Proposal: Approval of the New Investment Advisory Agreement.

Background

The primary purpose of this proposal is to enable SBH to continue to serve as the investment adviser to the Funds. To do so, the Board is requesting that Shareholders of each Fund approve a new investment advisory agreement between SBH and the Trust, on behalf of such Fund (the “New Agreement”).

On November 24, 2024, the ultimate parent company of SBH, CI Financial Corp. (“CI Financial”), entered into an agreement (the “Agreement”) with Accelerate Holdings Corp. (“Accelerate”), a company ultimately controlled by Mubadala Capital, whereby Accelerate will acquire CI Financial (the “Transaction”). The completion of the Transaction (the “Closing”) is expected to occur in the second calendar quarter of 2025, subject to the satisfaction of customary closing conditions, including the receipt of regulatory clearances.

Under the Investment Company Act of 1940 (the “1940 Act”), a transaction that results in a change of more than 25% of the voting interests of an investment adviser constitutes a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. The Closing will constitute a “change in control” of SBH for purposes of the 1940 Act and will cause the “assignment” and automatic termination of the current investment advisory agreement between SBH and the Trust, on behalf of each Fund (the “Current Agreement”). The 1940 Act requires that advisory agreements, such as the New Agreement, be approved by a vote of a majority of the outstanding shares of the applicable Fund. Therefore, Shareholders of each Fund are being asked to approve the proposed New Agreement.

At a meeting held on February 13, 2025, the Board, including a majority of the Trustees who are not interested persons of SBH, Ultimus Fund Distributors, LLC (“UFD”), Northern Lights Distributors, LLC (“NLD”), or the Trust (collectively, the “Independent Trustees”) approved an interim advisory agreement between the Trust, on behalf of each Fund, and SBH (the “Interim Agreement”) as permitted by Rule 15a-4 under the 1940 Act, which will become effective immediately upon the Closing. The Board, including the Independent Trustees, also approved the New Agreement with respect to each Fund, to take effect with respect to a Fund upon Shareholder approval of such Fund.

The Interim Agreement will take effect at the Closing and will be effective for 150 days from that date or until the New Agreement is approved by Shareholders, whichever occurs first. If Shareholder approval of the New Agreement is not obtained with respect to a particular Fund, the Board will consider other available options, including, without limitation, liquidating such Fund.

The Interim Agreement and the New Agreement will not change the services provided by SBH to any Fund nor will the Interim Agreement or the New Agreement change the day-to-day management of each Fund. Except for the date of execution, effectiveness, termination, certain grammatical changes, and other conditions required under the 1940 Act regarding escrow of management fees, the Interim Agreement is identical to the Current Agreement. The fees to be charged under the Interim Agreement and New Agreement are identical to the fees charged under the Current Agreement; however, any fees accrued under the Interim Agreement will be held in escrow until Shareholder approval of the New Agreement is obtained.

Description and Comparison of Current and New Agreements

The form of the New Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section and the summaries in Exhibit B are qualified in their entirety by reference to Exhibit A. Exhibit B to this Proxy Statement sets forth the following information with respect to each Fund:

●	the date of the Current Agreement;

●	the date on which the Current Agreement was last approved by the Board;

●	the date and purpose on which the Current Agreement was last approved by Shareholders;

●	the advisory fee rate under the Current Agreement;

●	the aggregate amount of SBH’s advisory fee and the amount and purpose of any other payments by the Funds or SBH, or any of its affiliated persons or affiliated person of such person, during the fiscal year ended December 31, 2024; and

●	whether SBH has waived, reduced or otherwise agreed to reduce its compensation with respect to a Fund under any applicable contract.

Except as described below, the New Agreement is similar in all material respects to the Current Agreement, except that there will be new ownership of SBH and a new commencement date and initial term of the New Agreement.

Services Provided

Under the terms of the Current Agreement, SBH serves as the investment adviser for each Fund and, subject to the supervision of the Board, provides a continuous investment program for each Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Fund. SBH determines from time to time what securities and other investments will be purchased, retained or sold by each Fund, and provides such services for each Fund in accordance with each Fund’s investment objectives, policies, and restrictions as stated in that Fund’s current prospectus and statement of additional information.

SBH’s responsibilities and obligations under the New Agreement for a Fund will be the same in all material respects to those of SBH under each Current Agreement for that Fund.

Compensation

Under the terms of the Current Agreement, SBH is entitled to receive an annual management fee, accrued daily at the applicable fee rate and payable monthly as soon as practicable after the last day of each month in the following amounts:

Name of Fund	Fee Calculation
SBH All Cap Fund	Annual rate of 0.65% of the average daily net assets of the Fund
SBH Colorado Tax Free Fund	Annual rate of 0.35% of the average daily net assets of the Fund
SBH Emerging Markets Fund	Annual rate of 0.90% of the average daily net assets of the Fund
SBH Global All Cap Fund	Annual rate of 0.65% of the average daily net assets of the Fund
SBH International Equity Fund	Annual rate of 0.75% of the average daily net assets of the Fund
SBH International Small Cap Fund	Annual rate of 0.90% of the average daily net assets of the Fund
SBH Municipal Opportunities Fund	Annual rate of 0.35% of the average daily net assets of the Fund
SBH Plus Bond Fund	Annual rate of 0.35% of the average daily net assets of the Fund
SBH Select Equity ETF	Annual rate of 0.55% of the average daily net assets of the Fund
SBH Short Term Plus Fund	Annual rate of 0.25% of the average daily net assets of the Fund
SBH Quality High Yield Fund	Annual rate of 0.45% of the average daily net assets of the Fund
SBH Small Cap Core Fund	Annual rate of 0.80% of the average daily net assets of the Fund
SBH Small Cap Growth Fund	Annual rate of 0.65% of the average daily net assets of the Fund
SBH Small Cap Value Fund	Annual rate of 0.80% of the average daily net assets of the Fund
Barrett Growth Fund	Annual rate of 0.65% of the average daily net assets of the Fund
Barrett Opportunity Fund	Annual rate of 0.65% of the average daily net assets of the Fund

The advisory fee rate payable to SBH under the New Agreement for a Fund will be identical to the fee rate payable to SBH under the Current Agreement for that Fund.

From May 1, 2024, until at least April 30, 2025, SBH has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action class fees, tax reclaim fees, and extraordinary expenses) as reflected in the table below. These agreements may not be terminated or modified by SBH prior to April 30, 2025 without the approval of the Board of Trustees.

	Expense Limit after Fee Waivers and/or Reimbursements
Mutual Funds
Fund	Retail Class	Inst. Class
SBH All Cap Fund	0.99%	0.84%
SBH Colorado Tax Free Fund	0.65%	0.50%
SBH Emerging Markets Fund	1.38%	1.23%
SBH Global All Cap Fund	0.89%	0.74%
SBH International Equity Fund	1.14%	0.99%
SBH International Small Cap Fund	1.18%	1.03%
SBH Plus Bond Fund	0.55%	0.40%
SBH Municipal Opportunities Fund	0.65%	0.50%
SBH Quality High Yield Fund	0.85%	0.70%
SBH Short Term Plus Fund	0.49%	0.40%
SBH Small Cap Core Fund	1.14%	0.99%
SBH Small Cap Growth Fund	1.14%	0.99%
SBH Small Cap Value Fund	1.14%	0.99%
Barrett Growth Fund	0.99%	N/A
Barrett Opportunity Fund	0.99%	N/A

ETF
SBH Select Equity ETF	0.65%

If the New Agreement is approved by a Fund’s Shareholders, that Fund will enter into a fee waiver letter agreement with SBH with the same terms as the fee waiver letter agreement currently in place, except that the new fee waiver letter agreement will take effect on May 1, 2025 and continue at least through April 30, 2027 with the expense limits for the SBH Emerging Markets Fund reduced to 1.14% and 0.99% for the Retail Class and Institutional Class, respectively, and the expense limits for the SBH International Equity Fund reduced to 0.89% and 0.74% for the Retail Class and Institutional Class, respectively.

Liability of SBH

Under the terms of the Current Agreement, SBH will not be liable for any error of judgment or for any loss suffered by a Fund in connection with performance of its obligations under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on SBH’s part in the performance of its duties or from reckless disregard of its obligations and duties under the agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

The New Agreement will provide for limitations of liability for SBH identical to those described above.

Term and Termination

The Current Agreement provides for an initial term of two years, with annual renewal thereafter only if such continuance is specifically approved at least annually in conformance with the 1940 Act. The Current Agreement may be terminated, with respect to any Fund, (a) by a Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees or by the vote of a majority of the outstanding voting securities of that Fund, or (b) by SBH at any time, without the payment of any penalty, on 60 days’ written notice to the other parties. The Current Agreement shall also terminate automatically in the event of its assignment.

The New Agreement will have a term identical to the Current Agreement (i.e., an initial term of two years, with annual renewal thereafter subject to approval). The commencement date of the New Agreement, with respect to each Fund, is expected to be the later of the Closing Date or the Shareholder approval date.

Portfolio Management

Each Fund’s portfolio managers are expected to remain the same following the Closing Date.

Board Approval and Recommendation

During its meeting on February 13, 2025, the Board of Trustees of the Trust (the “Board”) considered various factors relating to the Transaction and the New Agreement. In connection with such meeting, the Board reviewed certain information provided at the Board’s request by SBH and CI Financial.

On February 13, 2025, the Board, including a majority of the Independent Trustees: (i) unanimously approved the New Agreement with respect to each Fund and (ii) unanimously recommended that Shareholders of each Fund approve the New Agreement. A summary of the Board’s considerations is provided below in the section titled “EVALUATION BY THE BOARD.”

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the investment adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Board intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. The Board has not been advised by SBH or the Purchaser of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Funds. At the present time, all of the Trustees are classified as Independent Trustees and following the Transaction, all seven of the Independent Trustees will continue to be classified as such. In addition, the term of the contractual expense waiver and reimbursement agreement between the Trust, on behalf of each Fund, and SBH will continue at least through April 30, 2027.

Other Information

If the Transaction is completed, it is anticipated that the Funds’ names and Trust’s name will remain unchanged.

Effect if the Proposal is Not Approved

If Shareholders of a Fund do not approve the New Agreement, the New Agreement will not go into effect with respect to that Fund (in other words, the adoption of the New Agreement is not contingent on the approval by Shareholders of the New Agreement with respect to each Fund), and the Board may consider all other available options, including, without limitation, closing such Fund.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE PROPOSAL.

EVALUATION BY THE BOARD

Summary of Board Meetings and Considerations

The Board of Trustees met on February 12-13, 2025 to evaluate, among other things, the Transaction with Accelerate Holdings and Mubadala Capital (collectively, the “Acquiror”), and to determine whether approving the New Agreement with respect to each Fund would be in the best interests of that Fund’s shareholders. At this meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by its independent legal counsel.

In their consideration of the New Agreement for each Fund, the Board of Trustees and its counsel reviewed materials furnished by SBH and communicated with senior representatives of SBH and CI Financial, and the parent company of SBH being taken private as part of the Transaction, regarding the personnel and operations of the Acquiror. The Board of Trustees also reviewed the material terms of the New Agreement and considered the possible effects of the Transaction and New Agreement on each Fund and its shareholders.

During this meeting, the representatives of SBH and CI Financial indicated their belief that the Transaction would not adversely affect the continued operation of any Fund and described the ability of SBH to provide the same level of advisory services to any Fund before and after the consummation of the Transaction. Those representatives indicated that they believed that the Transaction may provide certain benefits to one or more Funds, but also indicated that there could be no assurance as to any particular benefits that may result.

In connection with the Board’s recommendation that Shareholders of each Fund approve the New Agreement, the Board of Trustees considered, among others, the following factors, but without identifying any single factor as all-important or controlling:

(i) the assurances from SBH and CI Financial that the manner in which each Fund’s assets are managed will not change in any material manner, that the personnel who currently manage each Fund’s assets will remain substantially the same after the Transaction, and that there is not expected to be any diminution in the nature, quality and extent of services provided to any Fund;

(ii) the fact that the material terms of the New Agreement are the same in all material respects to the material terms of the Current Agreement;

(iii) the agreement by SBH to cause each Fund’s current contractual fee waiver/expense reimbursement arrangement to continue through at least April 30, 2027;

(iv) the history, reputation, qualifications and background of SBH and its respective key personnel;

(v) the fact that shareholders of each Fund will not bear any costs in connection with the Transaction, insofar as SBH has agreed to pay such expenses, including proxy solicitation expenses;

(vi) other information provided by representatives of SBH and CI Financial regarding the anticipated impact of the Transaction, including with respect to the operational, administrative and compliance services expected to be provided to the Funds; and

(vii) other factors described in greater detail below.

Board Consideration of the New Agreement

The 1940 Act requires that the Board review the Funds’ advisory contracts and consider whether to approve them and, as required, to recommend that Shareholders approve them.

SBH informed the Trustees via email on November 26, 2024, which was the day following the public announcement, that CI Financial had entered into a definitive agreement with Accelerate Holdings, a company ultimately controlled by Mubadala Capital, to take CI Financial private.

In anticipation of the Board’s meeting on February 12-13, 2025, and as part of the process to consider the New Agreement with respect to each Fund, legal counsel to the Independent Trustees requested certain information from SBH. In response to these requests, the Independent Trustees received reports from SBH and CI Financial that addressed specific factors to be considered by the Board of Trustees. The Trustees took into consideration the materials provided in connection with its annual review of the Funds’ Current Agreement in the fourth quarter of 2024, as supplemented by the information provided in connection with its February 2025 meeting. The Board also received from counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of advisory contracts in general, as well as with respect to the New Agreement.

As part of its evaluation, the Trustees received and considered information from SBH regarding the general plans and intentions regarding each Fund. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of SBH in connection with the Transaction, including the anticipated senior management structure following the Closing Date. The Independent Trustees met to consider SBH’s and CI Financial’s recommendations in favor of recommending Shareholder approval of the New Agreement with respect to each Fund. During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that, in each case, either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreements, the Board had received sufficient information to approve the New Agreement. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that its approval was in the best interests of each Fund and its Shareholders.

In approving SBH to continue serving as investment adviser to the Funds and the fees charged under the New Agreement, the Board concluded that no single factor reviewed by the Board was identified by the Board to be determinative as the principal factor in whether to approve the continuation of the New Agreement with respect to each Fund. The following summary does not identify all the matters considered by the Board but provides a summary of the principal matters the Board considered.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided or to be provided to each Fund under the New Agreement. The Trustees reviewed, among other items, certain background materials supplied by SBH, including its Form ADV.

The Board reviewed and considered SBH’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by SBH, and reviewed the qualifications, backgrounds and responsibilities of the management teams to be primarily responsible for the day-to-day portfolio management of each Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed the research and decision-making processes utilized by SBH, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of each Fund. As part of that review, the Board noted that the Investment Review Committee reviews the performance of the Funds on a quarterly basis and the Board discussed with SBH the performance returns achieved over various time frames and the factors leading to that positive or negative, absolute and relative performance, as appropriate, including the approaches and techniques under consideration by SBH to seek to improve the performance of those underperforming Funds. The Board also reviewed accompanying compliance-related materials with respect to the Trust, and not a particular Fund, and noted that they received reports on these services and compliance issues from Trust officers and SBH periodically throughout the year. Taking into account the totality of the information considered, the Board concluded that the nature, extent, and quality of services to be rendered by SBH under the New Agreement were adequate.

Investment Advisory Fee Rate

The Board considered certain information provided regarding the gross investment advisory fee rate paid or to be paid by each Fund, including comparisons against the fee rates of funds in peer groups selected by an independent provider of investment company data. The Board noted that the gross investment advisory fee rate to be paid to SBH by each Fund under the New Agreement was lower than or within an acceptable range of its peer group median.

The Board noted the following information regarding each class of each Fund’s gross advisory fee quartile ranking relative to its peer group, where the first quartile includes the funds with the lowest advisory fees in the applicable peer group:

Fund	Class	Gross Advisory Fee	Peer Group Quartile
SBH All Cap Fund	Institutional	0.65%	2nd
	Retail	0.65%	2nd
SBH Colorado Tax Free Fund	Institutional	0.35%	1st
	Retail	0.35%	1st
SBH Emerging Markets Fund	Institutional	0.90%	3rd
	Retail	0.90%	3rd
SBH Global All Cap Fund	Institutional	0.65%	2nd
	Retail	0.65%	1st
SBH International Equity Fund	Institutional	0.75%	3rd
	Retail	0.75%	3rd
SBH International Small Cap Fund	Institutional	0.90%	2nd
	Retail	0.90%	1st
SBH Municipal Opportunities Fund	Institutional	0.35%	1st
	Retail	0.35%	1st
SBH Plus Bond Fund	Institutional	0.35%	2nd
	Retail	0.35%	2nd
SBH Quality High Yield Fund	Institutional	0.45%	2nd
	Retail	0.45%	2nd
SBH Select Equity ETF	N/A	0.55%	3rd
SBH Short Term Plus Fund	Institutional	0.25%	1st
	Retail	0.25%	1st
SBH Small Cap Core Fund	Institutional	0.80%	2nd
	Retail	0.80%	2nd
SBH Small Cap Growth Fund	Institutional	0.65%	1st
	Retail	0.65%	1st
SBH Small Cap Value Fund	Institutional	0.80%	2nd
	Retail	0.80%	1st
Barrett Growth Fund	Retail	0.65%	1st
Barrett Opportunity Fund	Retail	0.65%	1st

Expense Ratios

The Board considered certain information provided regarding the total net expense ratio of each Fund, including comparisons against the net expense ratios of funds in peer groups selected by an independent provider of investment company data. The Board noted that the total net expense ratio for each Fund was lower than or near its peer group median, with the exception of the Emerging Markets Fund, which, as compared to its peer group, was in the fourth quartile for the institutional class and third quartile for the retail class, and the institutional class of the International Equity Fund, which was in the fourth quartile of its peer group.

The Board noted the following information regarding each class of each Fund’s total net expense ratio quartile ranking relative to its peer group, where the first quartile includes the funds with the lowest total net expense ratios in the applicable peer group:

Fund	Class	Total Net Expense Ratio	Peer Group Quartile
SBH All Cap Fund	Institutional	0.84%	3rd
	Retail	0.92%	1st
SBH Colorado Tax Free Fund	Institutional	0.50%	1st
	Retail	0.65%	1st
SBH Emerging Markets Fund	Institutional	1.23%	4th
	Retail	1.38%	4th
SBH Global All Cap Fund	Institutional	0.74%	2nd
	Retail	0.89%	2nd
SBH International Equity Fund	Institutional	0.99%	4th
	Retail	1.14%	2nd
SBH International Small Cap Fund	Institutional	1.10%*	2nd
	Retail	1.25%*	1st
SBH Municipal Opportunities Fund	Institutional	0.50%	3rd
	Retail	0.65%	1st
SBH Plus Bond Fund	Institutional	0.40%	1st
	Retail	0.55%	1st
SBH Quality High Yield Fund	Institutional	0.70%	2nd
	Retail	0.85%	3rd
SBH Select Equity ETF	N/A	0.65%	3rd
SBH Short Term Plus Fund	Institutional	0.40%	2nd
	Retail	0.49%	1st
SBH Small Cap Core Fund	Institutional	0.99%	2nd
	Retail	1.14%	1st
SBH Small Cap Growth Fund	Institutional	0.87%	1st
	Retail	1.04%	1st
SBH Small Cap Value Fund	Institutional	0.96%	3rd
	Retail	1.09%	1st
Barrett Growth Fund	Retail	0.99%	1st
Barrett Opportunity Fund	Retail	0.99%	2nd

*	Includes 0.07% of tax reclaim fees which are excluded from the expense limitation agreement.

Investment Performance

The Board reviewed performance information provided in connection with the Board’s September 30 and October 1, 2024, meeting (the “October Meeting”) for each Fund for the one-, three-, five- and ten-year (as applicable), and since inception periods ended June 30, 2024. The review included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by an independent provider of research data. The Board also considered each of SBH’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

The Board noted the following information regarding each class of each Fund’s average annual performance quartile ranking relative to its peer group for each applicable period, where the first quartile includes the Funds with the highest performance returns in the applicable peer group:

Peer Group Quartile
Fund	Class	One-Year	Three-Year	Five-Year	Ten-Year	Since Inception
SBH All Cap Fund	Institutional	3rd	4th	4th	3rd	4th
	Retail	3rd	4th	N/A	N/A	3rd
SBH Colorado Tax Free Fund	Institutional	1st	4th	2nd	N/A	1st
	Retail	1st	4th	2nd	2nd	2nd
SBH Emerging Markets Fund	Institutional	1st	1st	1st	1st	1st
	Retail	1st	1st	1st	1st	1st
SBH Global All Cap Fund	Institutional	2nd	2nd	3rd	2nd	2nd
	Retail	2nd	2nd	3rd	3rd	1st
SBH International Equity Fund	Institutional	2nd	N/A	N/A	N/A	2nd
	Retail	2nd	N/A	N/A	N/A	1st
SBH International Small Cap Fund	Institutional	2nd	2nd	4th	4th	4th
	Retail	2nd	3rd	4th	4th	4th
SBH Municipal Opportunities Fund	Institutional	2nd	4th	3rd	N/A	1st
	Retail	1st	4th	2nd	N/A	1st
SBH Plus Bond Fund	Institutional	2nd	1st	2nd	1st	2nd
	Retail	2nd	1st	1st	1st	3rd
SBH Quality High Yield Fund	Institutional	3rd	2nd	2nd	1st	4th
	Retail	3rd	2nd	3rd	1st	1st
SBH Select Equity ETF*	N/A	NA	NA	NA	NA	NA
SBH Short Term Plus Fund	Institutional	4th	1st	4th	N/A	4th
	Retail	4th	1st	3rd	N/A	3rd
SBH Small Cap Core Fund	Institutional	2nd	1st	N/A	N/A	1st
	Retail	2nd	1st	N/A	N/A	1st
SBH Small Cap Growth Fund	Institutional	3rd	3rd	2nd	2nd	2nd
	Retail	3rd	3rd	1st	1st	1st
SBH Small Cap Value Fund	Institutional	4th	4th	4th	3rd	3rd
	Retail	3rd	3rd	N/A	N/A	4th
Barrett Growth Fund	Retail	1st	1st	2nd	1st	4th
Barrett Opportunity Fund	Retail	2nd	1st	3rd	3rd	1st

*	The Board noted that as a result of the SBH Select Equity ETF not yet having a full year of performance as of June 30, 2024, the performance information in the report from the independent data provider included SBH’s composite performance for the associated strategy of the Fund, over the one-, three-, five-, and ten-year periods and the period since the inception of the strategy utilized by SBH.

Comparable Accounts

The Board received and considered certain information provided by SBH regarding fees charged and types of services provided to certain of its other clients utilizing strategies similar to those employed for the Funds. In particular, the Board received information regarding the typical fee rates and associated breakpoints used by SBH for its strategies.

The Board also noted the limitations of these comparisons given the differences in terms of strategy and processes but determined that, based on the information presented, the comparable account fee rates were not indicative of any unreasonableness with respect to the advisory fee rates to be paid by the Funds in question.

Adviser Profitability

The Board received a detailed actual and projected profitability analysis with respect to the Funds prepared by SBH based on the fees payable under the New Agreement. The Board was also provided with CI Financial’s audited financial information. The Board also considered SBH’s statements regarding its commitment to the Funds. The Board determined that SBH’s profitability and projected profitability in connection with its management of the Funds is not unreasonable.

Economies of Scale

The Board considered whether economies of scale in the provision of services to each Fund are being or will be passed along to the shareholders. The Board noted SBH’s statements indicating that it has experienced economies of scale in connection with its management of the Funds in light of the expense limitation agreements in effect for certain of the Funds. To the extent available, the Board concluded that the Funds could be expected to share in economies of scale realized by SBH if Fund assets were to increase and potential methods for sharing those economies of scale.

Other Benefits

The Board also reviewed and considered any other benefits derived or to be derived by SBH from its relationship with each Fund, including soft dollar arrangements and publicity related to the Funds.

Conclusions

Taking into account the information considered by the Board at its meetings, the Trustees, including all of the Independent Trustees, concluded that:

●	The nature, extent and quality of services to be rendered by SBH under the New Agreement were adequate;

●	Taking into account the totality of the information presented, each Fund’s gross advisory fee rate was within an acceptable range of its peer group;

●	The total net expense ratios for each Fund were lower than or near their respective peer group medians, with the exception of the Emerging Markets Fund and the institutional class of the International Equity Fund, and, after considering the totality of the information presented by SBH regarding each Fund’s total net expense ratios, each Fund’s total net expense ratios were within an acceptable range of the peer group median;

●	Except for the SBH Select Equity ETF, which had not yet achieved a full year of performance history as of June 30, 2024, based on an evaluation of each Fund’s performance over the one-, three-, five-, and ten-year (as applicable) and since inception periods ended June 30, 2024, and on the additional information provided by SBH regarding the cause of the underperformance of certain Funds over certain periods relative to their respective peer group medians, the performance of each class of each Fund over one or more of such periods was within an acceptable range of its peer group median;

●	Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to certain of SBH’s other clients employing strategies comparable to those of certain of the Funds, as applicable, were not indicative of any unreasonableness with respect to the advisory fee rates to be paid by each Fund; and

●	To the extent available, the Funds could be expected to share in economies of scale to be realized by SBH if Fund assets were to increase.

Based on its evaluation of the aforementioned considerations, and taking into account the Transaction-specific factors enumerated above, the Board of Trustees unanimously voted to approve the New Agreement for each Fund, and to recommend to the Shareholders of each Fund that they approve the New Agreement.

INFORMATION ABOUT SEGALL BRYANT & HAMILL LLC

Segall Bryant & Hamill LLC is located at 10 S. Wacker, Chicago, IL 60606. As of December 31, 2024, SBH has approximately $29.2 billion in assets under management.

Information regarding the principal executive officers and directors of SBH and their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation	Position(s) with the Funds (if any)
Carolyn B. Goldhaber	President, SBH, May 2022 to present; Chief Financial Officer, SBH, June 2014 to May 2022	President of Segall Bryant & Hamill Trust
Ralph M. Segall	Chief Investment Officer, SBH	None
Paul A. Lythberg	Chief Operating Officer, SBH; Chief Compliance Officer, SBH, until March 2024	None
Jasper R. Frontz	Chief Compliance Officer, SBH, March 2024 to present; Chief Compliance Officer/SBH Funds, SBH, May 1, 2018 to March 2024;	Chief Compliance Officer of Segall Bryant & Hamill Trust
Joan Washburn	Chief Financial Officer, SBH, May 2022 to present; Controller, SBH, June, 2018 to May 2022	None
Mark W. Rewey	Director of Business Development, SBH	None

*	The business address for each person listed, with the exception of Mr. Frontz, is 10 S. Wacker, Chicago, IL 60606. The business address for Mr. Frontz is 200 Clayton Street, 3rd Floor, Denver, Colorado 80206.

Information regarding the parent entities of SBH and the basis of control is set forth below:

Parent Entity	Basis of Control
Corient Management LLC	Parent of SBH (wholly owned)
Corient Holdings, Inc.	Parent of Corient Management LLC (wholly owned)
CI Financial Corp.	Parent of Corient Holdings, Inc. (wholly owned)

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Co-Administrators, Distributor and Transfer Agent

Ultimus Fund Solutions (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as co-administrator and transfer agent to each Fund. SBH, 10 S. Wacker, Suite 3100, Chicago, IL 60606, also serves as a co-administrator to each Fund.

Pursuant to an Administration Agreement, Ultimus and SBH serve as co-administrators to the Funds (collectively, the “Administrators”). As Administrators, they have agreed to provide certain clerical, regulatory, reporting and monitoring services and generally assist in each Fund’s operations.

Ultimus has entered into a Master Services Agreement (the “Ultimus Administration Agreement”) to maintain the financial accounts and records of the Funds, to compute the net asset value and certain other financial information of the Funds and generally assist in each Fund’s operations. Ultimus receives a fee for such services based on the Trust’s assets. The allocation of the fees payable to Ultimus as Administrator consist of a base fee plus an amount allocated to each Fund based upon each Fund’s relative proportion of the Trust’s net assets.

Pursuant to an Administration Agreement (the “SBH Administration Agreement”) SBH assists in maintaining the Funds’ office; furnishing the Funds with clerical and certain other services required by the Funds; compiling data for and preparing various notices; assisting in preparation of annual and semi-annual shareholder reports to the SEC; preparing other reports that may be required by applicable securities, investments, tax or other laws and regulations of the United Sates; preparing filings with state securities commissions; coordinating federal and state tax returns for the Funds; monitoring each Fund’s expense accruals; monitoring compliance with each Fund’s investment policies and limitations and generally assisting in the each Fund’s operations.

The fees to be paid by the Funds pursuant to the SBH Administration Agreement are 0.01% in average daily net assets of the Trust. The administration fees payable to SBH as Administrator are allocated to each Fund based upon each Fund’s relative proportion of the Trust’s net assets.

The following information summarizes the actual administration fees paid by the Funds and any administration fees waived for the last three years, pursuant to the fee waiver agreements as discussed earlier.

Fiscal Year Ended December 31, 2024

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
SBH All Cap Fund	$ 51,873	—	$ 51,873
SBH Colorado Tax Free Fund	119,803	—	119,803
SBH Emerging Markets Fund	34,701	—	34,701
SBH Global All Cap Fund	26,298	—	26,298
SBH International Equity Fund	16,380	—	16,380
SBH International Small Cap Fund	40,968	—	40,968
SBH Municipal Opportunities Fund	71,624	—	71,624
SBH Plus Bond Fund	248,129	—	248,129
SBH Quality High Yield Fund	36,495	—	36,495
SBH Select Equity ETF	82,563	—	82,563
SBH Short Term Plus Fund	20,730	—	20,730
SBH Small Cap Core Fund	40,518	—	40,518
SBH Small Cap Growth Fund	94,295	—	94,295
SBH Small Cap Value Fund	185,651	—	185,651
Barrett Growth Fund	23,381	—	23,381
Barrett Opportunity Fund	25,281	—	25,281

Fiscal Year Ended December 31, 2023

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
SBH All Cap Fund	$ 51,988	—	$ 51,988
SBH Colorado Tax Free Fund	134,606	—	134,606
SBH Emerging Markets Fund	26,573	—	26,573
SBH Global All Cap Fund	20,706	—	20,706
SBH International Equity Fund	666	—	666
SBH International Small Cap Fund	44,806	—	44,806
SBH Municipal Opportunities Fund	72,505	—	72,505
SBH Plus Bond Fund	230,063	—	230,063
SBH Quality High Yield Fund	32,387	—	32,387
SBH Select Equity ETF	14,951	—	14,951
SBH Short Term Plus Fund	18,029	—	18,029
SBH Small Cap Core Fund	29,441	—	29,441
SBH Small Cap Growth Fund	77,085	—	77,085
SBH Small Cap Value Fund	202,216	—	202,216
Barrett Growth Fund	40,479	—	40,479
Barrett Opportunity Fund	16,738	—	16,738

Fiscal Year Ended December 31, 2022

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
SBH All Cap Fund	$ 56,163	—	$ 56,163
SBH Colorado Tax Free Fund	161,492	—	161,492
SBH Emerging Markets Fund	25,318	—	25,318
SBH Global All Cap Fund	19,197	—	19,197
SBH International Small Cap Fund	46,394	—	46,394
SBH Municipal Opportunities Fund	94,917	—	94,917
SBH Plus Bond Fund	271,841	—	271,841
SBH Quality High Yield Fund	36,014	—	36,014
SBH Short Term Plus Fund	23,195	—	23,195
SBH Small Cap Core Fund	25,137	—	25,137
SBH Small Cap Growth Fund	66,457	—	66,457
SBH Small Cap Value Fund	196,858	—	196,858

UFD, an affiliate of Ultimus Fund Solutions, LLC, with principal offices at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the distributor of the Funds’ shares, with the exception of the SBH Select Equity ETF, pursuant to a Distribution Agreement between UFD and the Trust on behalf of such Funds. Shares are sold on a continuous basis by UFD as agent of the Funds. UFD has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular number of shares.

NLD, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, is the distributor for the SBH Select Equity ETF.

Ultimus, pursuant to a Master Services Agreement, serves as Transfer Agent for each Fund, with the exception of the SBH Select Equity ETF. As Transfer Agent, Ultimus has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports; and (f) maintain shareholder accounts. Under the Master Services Agreement, Ultimus receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Brown Brothers Harriman (“BBH”), with principal offices at 50 Post Office Square, Boston, MA 02110, serves as transfer, dividend disbursing, and shareholder servicing agent for the SBH Select Equity ETF pursuant to a written agreement with the Trust, on behalf of the SBH Select Equity ETF. Under the agreement, BBH is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, the following shares of beneficial interest were outstanding in each class of each Fund.

Number of Shares as of the Record Date
Mutual Funds
Fund	Retail Class	Inst. Class
SBH All Cap Fund	XXX	XXX
SBH Colorado Tax Free Fund	XXX	XXX
SBH Emerging Markets Fund	XXX	XXX
SBH Global All Cap Fund	XXX	XXX
SBH International Equity Fund	XXX	XXX
SBH International Small Cap Fund	XXX	XXX
SBH Municipal Opportunities Fund	XXX	XXX
SBH Plus Bond Fund	XXX	XXX
SBH Quality High Yield Fund	XXX	XXX
SBH Short Term Plus Fund	XXX	XXX
SBH Small Cap Core Fund	XXX	XXX
SBH Small Cap Growth Fund	XXX	XXX
SBH Small Cap Value Fund	XXX	XXX
Barrett Growth Fund	XXX	N/A
Barrett Opportunity Fund	XXX	N/A

ETF
SBH Select Equity ETF	XXX

As of the Record Date, and to the best knowledge of the Trust, the following persons were known to own of record more than 5% of any class of the voting securities of a Fund:

FUND NAME

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
XXX	XX.X%	XXX	XXX

Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it.

As of the Record Date, the Trustees and officers of the Trust, as a group, held XX% of the XXX FUNDS. As of December 31, 2024, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the following classes of shares [except for the following Funds:]

XXX Fund

XXY Fund

XXZ Fund

[As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in SBH, CI Financial, the Purchaser or any person controlling, controlled by or under common control with the Purchaser. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since January 1, 2023 to which SBH, CI Financial, or the Purchaser was a party.]

Other Information

During the most recent fiscal year ended December 31, 2024, no commissions were paid by the Funds to a broker affiliated with SBH.

Payment of Solicitation Expenses

SBH will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. Okapi Partners, LLC, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of the proxy solicitation is expected to be approximately $500,000.

Delivery of Proxy Statement

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Shareholder, unless that Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 1-844-343-2625.

Other Business

The Board does not intend to bring any matters before the Meeting other than the proposal described in this Proxy Statement, and the Board is not aware of any other matters to be brought before the Meetings by others. Because matters not known at the time of the solicitation may come before the Meetings, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meetings, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to the Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Trust, Segall Bryant & Hamill

Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. All Shareholder communications received by the Secretary will be forwarded promptly to the Board, the relevant Board committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a Shareholder communication should not be so forwarded if it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is purely ministerial in nature.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a Fund hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the Meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Massachusetts law.

Reports to Shareholders and Financial Statements

The Annual Shareholder Report of each Fund has previously been sent to Fund shareholders. Upon request, a Fund’s most recent Annual Financial Statements and Additional Information and subsequent semi-annual reports (when available) can be obtained at no cost. To request a report for the Funds, please call 1-800-392-2673 or write to Ultimus Fund Solutions, LLC, P.O. Box 46707 Cincinnati, Ohio 45246-0707. You can also obtain the Funds’ annual and semi-annual reports and other information by visiting www.cisbh.com/funds.

Voting Rights

Only Shareholders of record of a Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy solicited by the Board which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by participating in the Meeting and voting then. Any letter of revocation or later-dated proxy must be received by the applicable Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

Each Fund understands that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the proposal. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on the proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not be treated as shares that are present for purposes of determining a quorum with respect to the first meeting, but will be counted to quorum with respect to the second meeting. For purposes of determining the approval of the proposals, abstentions and broker non-votes do not count as votes cast with respect to a proposal. Accordingly, abstentions and broker non-votes will have the effect of a vote against Proposal.

Quorum; Adjournment

For each Fund, at least a majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders. The presence of a quorum alone, however, is not sufficient to approve the proposal (see “Voting Required” below). In the event a quorum is not present at the Meeting, or a quorum is present at the Meeting, but sufficient votes to approve the proposal have not been received or in the discretion of such persons, the Chairman of the meeting or persons named as proxies may propose one or more adjournments of the Meeting. In the event of an adjournment, no notice is required other than an announcement at the Meeting at which adjournment is taken.

Voting Required

Approval of the proposal requires an affirmative vote of a “majority of the outstanding voting securities” of each Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of that Fund that are present at the Meeting or represented by proxy, if holders of shares representing more than 50% of the outstanding shares of that Fund are present or represented by proxy or (2) more than 50% of the outstanding shares of that Fund.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact Okapi Partners, LLC toll free at 1-844-343-2625. Representatives are available Monday through Friday, 9:00 a.m. Eastern Time to 8:00 p.m. Eastern Time and Saturday, 10:00 a.m. Eastern Time to 5:00 p.m. Eastern Time.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1)	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2)	Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr.,

EXHIBITS TO PROXY STATEMENT

Exhibit A: Form of Investment Advisory Agreement	A-1
Exhibit B: Data Regarding Current and New Agreements	B-1
Exhibit C: Proxy Card	C-1

EXHIBIT A

FORM OF INVESTMENT ADVISORY AGREEMENT

SEGALL BRYANT AND HAMILL LLC

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of XXXXX, XX, 2025 between SEGALL BRYANT & HAMILL TRUST, a Massachusetts business trust (the “Trust”), and SEGALL BRYANT AND HAMILL LLC (the “Investment Adviser”), a Delaware limited liability company.

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Trust has retained the Investment Adviser to furnish investment advisory and other services to the Trust for the series listed in Exhibit A and for other series of the Trust as agreed to by the parties from time to time (each, a “Fund” and collectively, the “Funds”);

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.	Appointment.

(a)       The Trust hereby appoints the Investment Adviser to act as investment adviser to each Fund, in each case, for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

(b)       In the event that the Trust establishes one or more series or portfolios other than the Funds with respect to which it desires to retain the Investment Adviser to act as investment adviser hereunder, it shall notify the Investment Adviser in writing. If the Investment Adviser is willing to render such services under this Agreement, it shall notify the Trust in writing whereupon such series or portfolio shall become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as each Fund except to the extent that said provisions (including those relating to the compensation payable by the Trust to the Investment Adviser) are modified with respect to such Fund in writing by the Trust and the Investment Adviser at the time.

2.	Delivery of Documents.

The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a)       The Trust’s Amended and Restated Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on November 19, 1987, and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to be amended, is herein called the “Declaration of Trust”); and

(b)       The Trust’s Code of Regulations and amendments thereto.

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.

3.	Management.

Subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser will, either directly or indirectly by employing one or more suitable sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”), provide a continuous investment program for each Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Fund. The Investment Adviser will, either directly or indirectly by employing one or more suitable Sub-Advisers, determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Investment Adviser will provide the services rendered by it under this Agreement in accordance with each Fund’s investment objective, policies and restrictions as stated in the prospectus for each Fund and resolutions of the Trust’s Board of Trustees. Without limiting the generality of the foregoing, the Investment Adviser shall:

(a)       Furnish to the Board of Trustees statistical and economic information as may be requested;

(b)       Provide and, as necessary, re-evaluate and update or recommend potential changes to the investment objectives, strategies and policies of the Funds;

(c)        Advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees and the appropriate committees of the Board of Trustees regarding the conduct of the business of the Trust insofar as it relates to the Trust; and

(d)       Furnish, on behalf of the Trust, all other services of whatever nature that the Investment Adviser from time to time reasonably determines to be necessary or useful in connection with the investment management of each Fund as provided under this section.

4.	Sub-Advisers and Sub-Contractors.

Each Sub-Adviser shall perform its duties subject to the direction and control of the Investment Adviser. Subject to the discretion and control of the Trust’s Board of Trustees, the Investment Adviser will monitor, supervise and oversee each Sub-Adviser’s management of the Funds’ investment operations in accordance with the investment objective and related investment policies and restrictions of the Funds, as set forth in the Funds’ registration statement with the SEC, and review and report to the Trust’s Board of Trustees periodically on the performance of each Sub-Adviser and recommend action as appropriate. In addition, the Investment Adviser may employ, engage or sub-contract services to other parties as the Investment Adviser believes to be appropriate or necessary to assist in the performance of any of the services hereunder.

5.	Other Covenants.

The Investment Adviser agrees that it:

(a)       Will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will conduct its activities under this Agreement in accordance with other applicable law;

(b)       Will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Investment Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to each Fund and/or other accounts over which the Investment Adviser or an affiliate of the Investment Adviser exercises investment discretion. The Investment Adviser is authorized, subject to the prior approval of the Trust’s Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Adviser to the Fund. In addition, the Investment Adviser is authorized in allocating purchase and sales orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Investment Adviser or the Trust’s principal underwriter) to take into account the sale of shares of the Trust by the broker or dealer if the Investment Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Investment Adviser, the Trust’s principal underwriter or any affiliated person of either the Trust, the Investment Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission.

6.	Services Not Exclusive.

The services furnished by the Investment Adviser hereunder are deemed not to be exclusive, and the Investment Adviser shall be free to manage and furnish similar services to other investment accounts, including accounts with investment objectives and/or strategies identical or similar to those of a Fund, provided that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Investment Adviser to be suitable for a Fund and one or more other accounts managed by the Investment Adviser, the Investment Adviser shall treat the Fund fairly and allocate investment opportunities in a manner consistent with its fiduciary duty to the Fund.

7.	Books and Records.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

8.	Expenses.

During the term of this Agreement, the Investment Adviser will pay all expenses incurred by the Investment Adviser in connection with the performance of its duties under Section 3 of this

Agreement. The Investment Adviser will not be required to bear any expenses of any Fund other than those specifically allocated to the Investment Adviser in this Section 8 or otherwise agreed to by the parties from time to time. In particular, but without limiting the generality of the foregoing, the Investment Adviser will not be required to pay expenses related to: (i) interest and taxes; (ii) brokerage commissions, (iii) premiums for fidelity and other insurance coverage requisite to the Trust’s operations; (iv) the fees and expenses of the Trust’s “non-interested” trustee; (v) legal, audit and fund accounting expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of the Trust’s shares; (viii) fees and expenses related to the registration under federal and state securities laws of shares of the Trust for public sale; (ix) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Trust’s shareholders; and (xi) such extraordinary non-recuring expenses as may arise.

9.	Compensation.

(a)       For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefore a fee for each Fund, computed daily and payable monthly, based on the calculation specified for such Fund in Exhibit A. As this Agreement covers multiple Funds of the Trust, fees that are attributable to each Fund shall be a separate charge to such portfolio and shall be the several (and not joint or joint and several) obligation of each such Fund.

(b)       If it is necessary to calculate the fee for a period of time that is less than a month, then the fee shall be (i) calculated at the rate specified in Exhibit A but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of such Fund’s daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period.

10.	Limitation of Liability.

The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

11.	Duration and Termination.

This Agreement shall become effective as of the date hereof and, unless sooner terminated as provided herein, shall continue in effect with respect to each Fund until the initial termination date specified in Exhibit A. Thereafter, if not terminated, this Agreement shall automatically continue in effect as to a particular fund for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such fund. Notwithstanding the foregoing, this Agreement may be terminated as to any fund at any time, without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund), or by the Investment Adviser on sixty days written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meaning as such terms have in the 1940 Act.)

12.	Amendment of this Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. To the extent required under the 1940 Act, no amendment of this Agreement shall be effective as to a particular Fund until approved (i) by a vote of a majority of the members of the Trust’s Board of Trustees who are not parties to the Agreement or “interested persons” of any party to this Agreement, and (ii) by a vote of a majority of the outstanding voting securities of such Fund. The amendment of Exhibit A to this Agreement for the sole purpose of (i) adding or deleting one or more Funds or (ii) making other non-material changes to the information included in the Exhibit shall not be deemed an amendment of this Agreement.

13.	Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors and, to the extent that federal securities laws do not apply, shall be governed by Colorado law. To the extent that applicable laws of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

14.	Names.

The names “Segall Bryant & Hamill Trust” (f/k/a Westcore Trust) and “Trustees of Segall Bryant & Hamill Trust” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Amended and Restated Declaration of Trust dated November 19, 1987 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of “Segall Bryant & Hamill Trust” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the Trust Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

SEGALL BRYANT & HAMILL TRUST

BY:

TITLE: ____________

SEGALL BRYANT AND HAMILL LLC

BY:

TITLE: ____________

Exhibit A

Name of Fund	Initial Termination Date	Fee Calculation
Barrett Growth Fund	[ ], 2027	Annual rate of 0.65% of the average daily net assets of the fund
Barrett Opportunity Fund	[ ], 2027	Annual rate of 0.65% of the average daily net assets of the fund
Segall Bryant & Hamill (“SBH”) All Cap Fund	[ ], 2027	Annual rate of 0.65% of the average daily net assets of the fund
SBH Colorado Tax Free Fund	[ ], 2027	Annual rate of 0.35% of the average daily net assets of the fund
SBH Emerging Markets Fund	[ ], 2027	Annual rate of 0.90% of the average daily net assets of the fund
SBH Global All Cap Fund	[ ], 2027	Annual rate of 0.65% of the average daily net assets of the fund
SBH International Equity Fund	[ ], 2027	Annual rate of 0.75% of the average daily net assets of the fund
SBH International Small Cap Fund	[ ], 2027	Annual rate of 0.90% of the average daily net assets of the fund
SBH Municipal Opportunities Fund	[ ], 2027	Annual rate of 0.35% of the average daily net assets of the fund
SBH Plus Bond Fund	[ ], 2027	Annual rate of 0.35% of the average daily net assets of the fund
SBH Select Equity ETF	[ ], 2027	Annual rate of 0.55% of the average daily net assets of the fund
SBH Short Term Plus Fund	[ ], 2027	Annual rate of 0.25% of the average daily net assets of the fund
SBH Small Cap Core Fund	[ ], 2027	Annual rate of 0.80% of the average daily net assets of the fund
SBH Small Cap Growth Fund	[ ], 2027	Annual rate of 0.65% of the average daily net assets of the fund
SBH Small Cap Value Fund	[ ], 2027	Annual rate of 0.80% of the average daily net assets of the fund
SBH Quality High Yield Fund	[ ], 2027	Annual rate of 0.45% of the average daily net assets of the fund

EXHIBIT B

DATA REGARDING CURRENT AND NEW AGREEMENTS

Advisory Fee Rates Under Current and New Agreements for the Funds

Name of Fund	Current Agreement	New Agreement
SBH All Cap Fund	Annual rate of 0.65% of the average daily net assets of the Fund	Same
SBH Colorado Tax Free Fund	Annual rate of 0.35% of the average daily net assets of the Fund	Same
SBH Emerging Markets Fund	Annual rate of 0.90% of the average daily net assets of the Fund	Same
SBH Global All Cap Fund	Annual rate of 0.65% of the average daily net assets of the Fund	Same
SBH International Equity Fund	Annual rate of 0.75% of the average daily net assets of the Fund	Same
SBH International Small Cap Fund	Annual rate of 0.90% of the average daily net assets of the Fund	Same
SBH Municipal Opportunities Fund	Annual rate of 0.35% of the average daily net assets of the Fund	Same
SBH Plus Bond Fund	Annual rate of 0.35% of the average daily net assets of the Fund	Same
SBH Quality High Yield Fund	Annual rate of 0.45% of the average daily net assets of the Fund	Same
SBH Select Equity ETF	Annual rate of 0.55% of the average daily net assets of the Fund	Same
SBH Short Term Plus Fund	Annual rate of 0.25% of the average daily net assets of the Fund	Same
SBH Small Cap Core Fund	Annual rate of 0.80% of the average daily net assets of the Fund	Same
SBH Small Cap Growth Fund	Annual rate of 0.65% of the average daily net assets of the Fund	Same
SBH Small Cap Value Fund	Annual rate of 0.80% of the average daily net assets of the Fund	Same
Barrett Growth Fund	Annual rate of 0.65% of the average daily net assets of the Fund	Same
Barrett Opportunity Fund	Annual rate of 0.65% of the average daily net assets of the Fund	Same

Payments to SBH During the Fiscal Year Ended December 31, 2024

Aggregate Advisory Fees Paid by the Fund to SBH for Fiscal Year Ended 12/31/24	Aggregate Other Payments by the Fund to SBH for Fiscal Year Ended 12/31/2024	Fund to Affiliates of SBH or Affiliates of Such Affiliates for Fiscal Year Ended 12/31/24
$12,050,596	$277,717	$0

Whether SBH has Waived, Reduced or Otherwise Agreed to Reduce its Compensation with respect to the Funds.

Total Annual Operating Expense Ratio Before Waivers

Mutual Funds
Fund	Retail Class	Inst. Class
SBH All Cap Fund	1.07%	0.91%
SBH Colorado Tax Free Fund	0.70%	0.55%
SBH Emerging Markets Fund	2.14%	1.99%
SBH Global All Cap Fund	1.49%	1.35%
SBH International Equity Fund	5.27%	5.12%
SBH International Small Cap Fund	1.63%	1.47%
SBH Municipal Opportunities Fund	0.76%	0.62%
SBH Plus Bond Fund	0.70%	0.55%
SBH Quality High Yield Fund	1.00%	0.85%
SBH Short Term Plus Fund	1.23%	1.13%
SBH Small Cap Core Fund	1.35%	1.20%
SBH Small Cap Growth Fund	1.04%	0.89%
SBH Small Cap Value Fund	1.14%	0.99%
Barrett Growth Fund	1.46%	N/A
Barrett Opportunity Fund	1.26%	N/A

ETF
SBH Select Equity ETF	0.83%

From May 1, 2024, until at least April 30, 2025, SBH has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses) as reflected in the table below. These agreements may not be terminated or modified by SBH prior to April 30, 2025 without the approval of the Board of Trustees.

Mutual Funds
Fund	Retail Class	Inst. Class
SBH All Cap Fund	0.99%	0.84%
SBH Colorado Tax Free Fund	0.65%	0.50%
SBH Emerging Markets Fund	1.38%	1.23%
SBH Global All Cap Fund	0.89%	0.74%
SBH International Equity Fund	1.14%	0.99%
SBH International Small Cap Fund	1.18%	1.03%
SBH Municipal Opportunities Fund	0.65%	0.50%
SBH Plus Bond Fund	0.55%	0.40%
SBH Quality High Yield Fund	0.85%	0.70%
SBH Short Term Plus Fund	0.49%	0.40%
SBH Small Cap Core Fund	1.14%	0.99%
SBH Small Cap Growth Fund	1.14%	0.99%
SBH Small Cap Value Fund	1.14%	0.99%
Barrett Growth Fund	0.99%	N/A
Barrett Opportunity Fund	0.99%	N/A

ETF
SBH Select Equity ETF	0.65%

Information regarding the Current Investment Advisory Agreement between SBH and the Trust

Fund	Date of Current Agreement	Last Board Approval Date	Last Shareholder Approval Date
SBH All Cap Fund	June 10, 2021	November 14, 2024	August 19, 2021**
SBH Colorado Tax Free Fund	June 10, 2021	November 14, 2024	June 10, 2021**
SBH Emerging Markets Fund	June 10, 2021	November 14, 2024	June 10, 2021**
SBH Global All Cap Fund	June 10, 2021	November 14, 2024	August 12, 2021**
SBH International Equity Fund	December 8, 2023	November 14, 2024	December 8, 2023*
SBH International Small Cap Fund	June 10, 2021	November 14, 2024	June 10, 2021**
SBH Municipal Opportunities Fund	June 10, 2021	November 14, 2024	June 10, 2021**
SBH Plus Bond Fund	June 10, 2021	November 14, 2024	June 29, 2021**
SBH Quality High Yield Fund	June 10, 2021	November 14, 2024	June 29, 2021**
SBH Select Equity ETF	August 29, 2023	November 14, 2024	August 29, 2023*
SBH Short Term Plus Fund	June 10, 2021	November 14, 2024	June 10, 2021**
SBH Small Cap Core Fund	June 10, 2021	November 14, 2024	June 10, 2021**
SBH Small Cap Growth Fund	June 10, 2021	November 14, 2024	June 29, 2021**
SBH Small Cap Value Fund	June 10, 2021	November 14, 2024	July 14, 2021**
Barrett Growth Fund	November 20, 2023	November 14, 2024	November 20, 2023*
Barrett Opportunity Fund	November 20, 2023	November 14, 2024	November 20, 2023*

*	The Current Advisory Agreement with respect to this Fund was last submitted to shareholders for approval in connection with the change of control of SBH as a result of the acquisition of SBH by CI Financial.

**	The Current Advisory Agreement with respect to this Fund was last submitted to shareholders for approval in connection with the launch of the Fund.

EXHIBIT C

PROXY CARD

FORM OF PROXY	FORM OF PROXY

Segall Bryant & Hamill Trust

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 13, 2025

2 EASTON OVAL, SUITE 300, COLUMBUS, OHIO 43219

[INSERT FUND NAME]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”), a series of the Segall Bryant & Hamill Trust (the “Trust”), hereby appoints Jasper R. Frontz, Derek W. Smith, and Maggie Bull, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on May 30, 2025 at 1:00 p.m., Eastern Time, at the offices of Ultimus Fund Solutions located at 2 Easton Oval, Suite 300, Columbus, Ohio 43219, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:
SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. By Phone: Call Okapi Partners toll-free at: 844-343-2625 to vote with a live proxy services representative.  Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST).

OR

2. By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/SBH2025 and follow the simple on-screen instructions.

OR

3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on May 30, 2025

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL

		FOR	AGAINST	ABSTAIN

1.	Approve a new investment advisory agreement by and between the Trust on behalf of the relevant Fund, and Segall Bryant & Hamill LLC.	☐	☐	☐

You may have received more than one proxy card due to multiple investments in the Trust.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 30, 2025

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/SBH